Page 1 BOEING PROPRIETARY SERVICE LIFE POLICY COMPONENTS between THE BOEING COMPANY and ALLEGIANT AIR, LLC SUPPLEMENTAL EXHIBIT SLP1 TO PURCHASE AGREEMENT NUMBER PA-05130

WJE-PA-05130-SLP1 Page 2 BOEING PROPRIETARY SERVICE LIFE POLICY COMPONENTS relating to BOEING MODELS 737-8-200 AND 737-7 AIRCRAFT This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-05130. 1. Wing. (i) Upper and lower wing skins and stiffeners between the forward and rear wing spars. (ii) Wing spar webs, chords and stiffeners. (iii) Inspar wing ribs. (iv) Inspar splice plates and fittings. (v) Main landing gear support structure. (vi) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams. (vii) Wing-to-body structural attachments. (viii) Engine strut support fittings attached directly to wing primary structure. (ix) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps. (x) Trailing edge flap tracks and carriages. (xi) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure. 2. Body. (i) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices. (ii) Window and windshield structure but excluding the windows and windshields.

WJE-PA-05130-SLP1 Page 3 BOEING PROPRIETARY (iii) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals. (iv) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure. (v) Main gear wheel well structure including pressure deck and landing gear beam support structure. (vi) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks. (vii) Forward and aft pressure bulkheads. (viii) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices. (ix) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices. (x) Support structure in the body for the stabilizer pivot and stabilizer screw. 3. Vertical Stabilizer. (i) External skins between front and rear spars. (ii) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings. (iii) Inspar ribs. (iv) Rudder hinges and supporting ribs, excluding bearings. (v) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators. (vi) Rudder internal, fixed attachment and actuator support structure. 4. Horizontal Stabilizer. (i) External skins between front and rear spars. (ii) Front and rear spar chords, webs and stiffeners. (iii) Inspar ribs. (iv) Stabilizer center section including hinge and screw support structure.

WJE-PA-05130-SLP1 Page 4 BOEING PROPRIETARY (v) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators. (vi) Elevator internal, fixed attachment and actuator support structure. 5. Engine Strut. (i) Strut external surface skin and doublers and stiffeners. (ii) Internal strut chords, frames and bulkheads. (iii) Strut to wing fittings and diagonal brace. (iv) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings. 6. Main Landing Gear. (i) Outer cylinder. (ii) Inner cylinder, including axles. (iii) Upper and lower side struts, including spindles, universals and reaction links. (iv) Drag strut. (v) Orifice support tube. (vi) Downlock links including spindles and universals. (vii) Torsion links. (viii) Bell crank. (ix) Trunnion link. (x) Actuator beam, support link and beam arm. 7. Nose Landing Gear. (i) Outer cylinder. (ii) Inner cylinder, including axles. (iii) Orifice support tube. (iv) Upper and lower drag strut, including lock links. (v) Steering plates and steering collars. (vi) Torsion links. NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.